                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6361

                  Van Kampen California Quality Municipal Trust
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               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
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               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
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                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 10/31

Date of reporting period: 4/30/05

Item 1. Report to Shareholders

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen California Quality Municipal Trust performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the trust's financial statements and a list of trust investments as of April 30, 2005.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE TRUST WILL ACHIEVE ITS INVESTMENT OBJECTIVE. TRUSTS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE TRUST WILL DECLINE AND THAT THE VALUE OF TRUST SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS TRUST.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
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                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 4/30/05

CALIFORNIA QUALITY MUNICIPAL TRUST
SYMBOL: VQC
------------------------------------------------------------
AVERAGE ANNUAL                      BASED ON      BASED ON
TOTAL RETURNS                         NAV       MARKET PRICE

Since Inception (9/27/91)             8.06%         7.32%

10-year                               7.94          7.36

5-year                                8.99          8.30

1-year                               10.57         11.97

6-month                               3.19         -1.46
------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS, NET ASSET VALUE (NAV) AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the trust at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions. Total return assumes an investment at the beginning of the period, reinvestment of all distributions for the period in accordance with the trust's dividend reinvestment plan, and sale of all shares at the end of the period.

The Lehman Brothers California Municipal Bond Index is a broad-based statistical composite of California municipal bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Trust Report

FOR THE 6-MONTH PERIOD ENDED APRIL 30, 2005

Van Kampen California Quality Municipal Trust is managed by the Adviser's Municipal Fixed Income team.(1) Current members include Joseph Piraro and Robert Wimmel, Vice Presidents of the Adviser; and John Reynoldson, Executive Director of the Adviser.

MARKET CONDITIONS

The six-month period ended April 30, 2005, was characterized by continued short-term interest rate increases. As crude oil prices reached record highs, the prospect of rising inflation also cast a shadow. The Federal Open Market Committee (the "Fed") raised the federal funds target rate 100 basis points during the period through a series of four "measured" 0.25 percent tightenings to 2.75 percent by the end of April. Although rates in the short and intermediate areas of the yield curve shifted upward as the Fed tightened, long-term interest rates fell as buyers did not seem deterred by the prospect of rising inflation. As a result, the yield curve (the difference between short and longer-term yields) flattened and the long end of the municipal market handily outperformed the shorter end.

The municipal market in total posted positive returns during the period, though it was not uniformly strong. In contrast to the strong showing by longer-term bonds, shorter-term municipals were hampered by the Fed's tightening and turned in a flat to slightly negative showing. Within the investment-grade segment of the market, yield differentials between BBB-rated and AAA-rated municipal securities were slightly wider, though BBB-rated securities still outperformed high grades due to their higher coupons, while securities rated below investment grade strongly outperformed as investors sought out their higher yields.

The Fed's interest rate hikes did not appear to dampen investors' appetites for municipal bonds, as net inflows into municipal bond funds topped $290 million during the period. The supply of new issues was modest during the closing months of 2004 (the first two months of the period) before soaring in the opening months of 2005 as long-term issuers rushed to bring securities to market in anticipation of additional interest rate increases in the near term.

From a credit perspective, the state of California has made some positive strides. The California government's measures to stem current and projected budget deficits have been met with broad approval by investors. This in turn has resulted in improved demand for California bonds and a general rise in bond prices. However, the state faces notable challenges to achieving fiscal balance. For example, the governor's declining popularity could hinder his plans for resolving the state's deficit.

(1)Team members may change without notice at any time.
 2

During the period, the state maintained its position as the leading issuer of new municipal debt. More than half of the new issuance which came to market was protected by credit insurance, which was helpful for us as we attempted to put cash to work.

PERFORMANCE ANALYSIS

The trust's return can be calculated based upon either the market price or the net asset value (NAV) of its shares. NAV per share is determined by dividing the value of the trust's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding, while market price reflects the supply and demand for the shares. As a result, the two returns can differ, as they did during the reporting period. On an NAV basis, the trust outperformed its benchmark index, the Lehman Brothers California Municipal Bond Index. On a market price basis, the trust underperformed its benchmark.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2005

----------------------------------------------------------
                                  LEHMAN BROTHERS
      BASED ON     BASED ON     CALIFORNIA MUNICIPAL
        NAV      MARKET PRICE        BOND INDEX

       3.19%        -1.46%             2.35%
----------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND TRUST SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SEE PERFORMANCE SUMMARY FOR ADDITIONAL PERFORMANCE INFORMATION AND INDEX DEFINITION.

The trust uses leverage to enhance its dividend to common shareholders. The trust borrows money at short-term rates through the issuance of preferred shares. The proceeds are reinvested in longer-term securities, taking advantage of the difference between short- and longer-term rates. The Fed's policy of raising interest rates throughout the period made the trust's borrowing activity more expensive. These expenses, however, were more than offset by the positive performance of the bonds held by the trust.

One of our primary strategies in managing the trust during the period was to take advantage of compelling opportunities in the 25- to 30-year segment of the market. We focused here on purchasing securities with premium (that is, above-market) coupons and moderate interest rate sensitivity. We remained focused on keeping the portfolio's credit quality high. Almost seventy percent of the bonds in the portfolio were rated AAA at the close of the period. However, we also took advantage of what we believed to be compelling opportunities to add higher-coupon securities when our analyst identified securities with attractive structures and yield characteristics. By the end of the period, bonds rated BBB represented 13 percent of the portfolio. We also added unrated securities in cases where our rigorous internal analysis indicated credit strength comparable to BBB rated securities. This unrated portion totaled 11 percent as of the close of the reporting period. These allocations to lower rated and unrated securities proved beneficial as the market favored higher-coupon securities.

Our purchases during the period were funded by the proceeds of sales of several shorter-maturity positions, many of which had been refunded during the period. This was part of our ongoing strategy of positioning the trust for an environment of rising short-term interest rates by limiting the trust's exposure to that segment of the market. As part of this strategy, we also kept the trust's duration (a measure of interest rate sensitivity) below that of the market.

The portfolio remained well diversified across the major sectors of the California municipal market. We continued to favor the essential services segments of the market, while avoiding the housing sector out of concerns about those bonds' structural characteristics. We remained especially selective regarding the health care sector, and continued to avoid tobacco bonds. We also avoided zero coupon bonds. Tax districts, public building and public education represented the portfolio's top exposures.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the trust in the future.

TOP 5 SECTORS AS OF 4/30/05                 RATINGS ALLOCATION AS OF 4/30/05
Tax District                  20.3%         AAA/Aaa                        69.5%
Public Building               12.6          AA/Aa                           2.7
Public Education              11.2          A/A                             4.7
Water & Sewer                 10.6          BBB/Baa                        12.6
Transportation                 8.0          NR                             10.5

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings are as a percentage of total investments. Sectors are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.
 4

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to trust shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each trust files a complete schedule of portfolio holdings with the SEC for the trust's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a trust's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

       The trust's policies and procedures with respect to the voting of proxies relating to the trust's portfolio securities and information on how the trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON     MATURITY      VALUE
----------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  144.8%
          CALIFORNIA  141.4%
$ 1,390   Abag Fin Auth For Nonprofit Corp CA Ctf Part
          Childrens Hosp Med Ctr (AMBAC Insd).............    5.875%   12/01/19   $  1,554,312
    500   Abag Fin Auth For Nonprofit Corp CA Ctf Part
          Childrens Hosp Med Ctr (AMBAC Insd).............    6.000    12/01/29        557,490
  1,000   Abag Fin Auth For Nonprofit Corp CA Multi-Family
          Rev Hsg Utd Dominion Ser A Rfdg (AMT) (Asset Gty
          Insd)...........................................    6.400    08/15/30      1,071,180
  1,000   Bakersfield, CA Ctf Part Convention Ctr
          Expansion Proj (MBIA Insd)......................    5.875    04/01/22      1,060,890
  1,790   Banning, CA Cmnty Redev Agy Tax Alloc Merged
          Downtown (Radian Insd)..........................    5.000    08/01/23      1,851,433
  2,510   Bay Area Govt Assn CA Lease West Sacramento Ser
          A (XLCA Insd) (a)...............................    5.000    09/01/24      2,638,888
  1,000   Benicia, CA Uni Sch Dist Ser B (MBIA Insd)......    *        08/01/18        522,470
  1,610   Blythe, CA Redev Agy Redev Proj No 1 Tax Alloc
          Ser A Rfdg (a)..................................    7.500    05/01/23      1,669,361
  1,725   Bonita, CA Uni Sch Dist Election 2004 Ser A
          (MBIA Insd) (a).................................    5.250    08/01/22      1,889,617
  1,055   Borrego, CA Wtr Dist Ctf Part Wtr
          Sys Acquisition (a).............................    7.000    04/01/27      1,106,885
  2,060   Burbank, CA Wastewtr Treatment Rev Ser A (AMBAC
          Insd)...........................................    5.000    06/01/29      2,165,081
  2,060   Calexico, CA Uni Sch Dist Ser A (MBIA Insd)
          (a).............................................    5.000    08/01/27      2,177,894
  1,000   California Edl Fac Auth Rev CA College Arts
          (b).............................................    5.000    06/01/35      1,000,000
  1,000   California Edl Fac Auth Rev Golden Gate Univ
          (b).............................................    5.000    10/01/36      1,000,850
  1,000   California Edl Fac Auth Rev Pooled College &
          Univ Ser B......................................    6.625    06/01/20      1,105,540
    480   California Edl Fac Auth Rev Student Ln CA Ln Pgm
          Ser A (AMT) (MBIA Insd).........................    6.000    03/01/16        505,138
  2,500   California Hlth Fac Fin Auth Rev Cedars Sinai
          Med Ctr Ser A...................................    6.125    12/01/19      2,734,300
  6,200   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
          Southn CA Edison Co (AMT) (AMBAC Insd)..........    6.000    07/01/27      6,219,468
    210   California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Pgm Ser B (AMT) (GNMA Collateralized)...    6.250    12/01/31        210,735
     25   California Rural Home Mtg Fin Auth Single Family
          Mtg Rev Ser C (AMT) (GNMA Collateralized).......    7.800    02/01/28         25,305
  1,060   California Spl Dist Assn Fin Corp Ctf Part Spl
          Dist Fin Pgm Ser KK (FSA Insd) (a)..............    5.800    11/01/29      1,171,183
  1,000   California St (CIFG Insd).......................    5.000    10/01/22      1,052,810
  2,000   California St Dept Wtr Res Pwr Ser A (AMBAC
          Insd)...........................................    5.500    05/01/16      2,252,340
  1,600   California St Prin Muni Rcpts (XLCA Insd).......    *        09/01/09      1,393,344
  2,205   California St Pub Wks Brd Lease Rev Dept
          Corrections Ser E Rfdg (XLCA Insd)..............    5.000    06/01/18      2,362,018

 6                                             See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON     MATURITY      VALUE
----------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   California St Pub Wks Brd Lease Rev Dept Hlth
          Svc Ser A (MBIA Insd)...........................    5.750%   11/01/24   $  1,104,230
  2,000   California St Pub Wks Brd Lease Rev Univ CA
          Institute Proj Ser C............................    5.000    04/01/26      2,119,500
  2,340   California St Rfdg (FGIC Insd)..................    5.000    02/01/23      2,458,638
  3,000   California St Univ Rev Syswise Ser A (AMBAC
          Insd)...........................................    5.000    11/01/28      3,178,050
    960   California St Vet Ser BJ (AMT)..................    5.700    12/01/32        990,960
  2,000   California Statewide Cmntys Dev Auth Ctf Part
          (Acquired 11/23/99, Cost $2,000,000) (c)........    7.250    11/01/29      2,104,480
  2,000   California Statewide Cmntys Dev Auth Rev
          Daughters of Charity Hlth Ser A.................    5.250    07/01/30      2,084,720
  1,355   California Statewide Cmntys Dev Auth Rev
          Daughters of Charity Hlth Ser A.................    5.250    07/01/35      1,397,804
  1,325   California Statewide Cmntys Dev Auth Wtr &
          Wastewtr Rev Pooled Fin Pgm Ser B (FSA Insd)....    5.250    10/01/23      1,452,227
  1,280   California Statewide Cmntys Dev Auth Wtr Rev
          Pooled Fin Pgm Ser C (FSA Insd).................    5.250    10/01/28      1,371,187
  2,000   Campbell, CA Redev Agy Tax Alloc Ctr Campbell
          Redev Proj Ser A (Prerefunded @ 10/01/09).......    6.550    10/01/32      2,165,960
  1,595   Cardiff, CA Sch Dist Cap Apprec (FGIC Insd)
          (a).............................................    *        08/01/24        632,114
  1,675   Cardiff, CA Sch Dist Cap Apprec (FGIC Insd)
          (a).............................................    *        08/01/25        626,433
  2,000   Carson, CA Redev Agy Tax Alloc Ser A Rfdg (MBIA
          Insd)...........................................    5.000    10/01/23      2,141,860
  1,085   Cathedral City, CA Pub Fin Auth Rev Cap Apprec
          Ser A (MBIA Insd) (a)...........................    *        08/01/27        361,489
  1,085   Cathedral City, CA Pub Fin Auth Rev Cap Apprec
          Ser A (MBIA Insd) (a)...........................    *        08/01/28        342,513
  3,140   Cerritos, CA Cmnty College Dist Election 2004
          Ser A (MBIA Insd) (a)...........................    5.000    08/01/27      3,314,772
  2,385   Chula Vista, CA Redev Agy Tax Alloc Sr Bayfront
          Ser D Rfdg......................................    8.625    09/01/24      2,601,963
  1,000   Coachella, CA Redev Agy Tax Alloc Proj Area No 3
          Rfdg............................................    5.875    12/01/28      1,029,150
  1,000   Colton, CA Redev Agy Tax Alloc Mt Vernon
          Corridor Redev Proj.............................    6.300    09/01/36      1,066,970
  2,000   Commerce, CA Jt Pwr Fin Auth Lease Rev Cmntys
          Ctr Proj (XLCA Insd)............................    5.000    10/01/34      2,075,260
    615   Davis, CA Pub Fac Fin Auth Loc Agy Rev Mace
          Ranch Area Ser A................................    6.500    09/01/15        652,700
  1,000   Duarte, CA Redev Agy Tax Alloc Davis Addition
          Proj Area Rfdg..................................    6.700    09/01/14      1,068,000
  1,000   East Bay, CA Muni Util Dist Wtr Sys Rev (MBIA
          Insd)...........................................    5.000    06/01/21      1,061,300
  2,445   East Bay, CA Muni Util Dist Wtr Sys Rev Sub.....    5.250    06/01/19      2,614,732

See Notes to Financial Statements                                              7

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON     MATURITY      VALUE
----------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,220   Emeryville, CA Pub Fin Auth Rev Assmt Dist
          Refin...........................................    5.900%   09/02/21   $  1,245,083
  1,000   Fairfield Suisun, CA Uni Sch Dist Spl Tax Cmnty
          Fac Dist No 5 New Sch (FSA Insd)................    5.375    08/15/29      1,075,970
  2,155   Florin, CA Res Consv Dist Cap Impt Elk Grove Wtr
          Svc Ser A (MBIA Insd)...........................    5.000    09/01/33      2,259,862
  1,000   Folsom, CA Spl Tax Cmnty Fac Dist No 2 Rfdg
          (Connie Lee Insd)...............................    5.250    12/01/19      1,073,350
 15,000   Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg.....................................    *        01/15/26      4,493,250
  4,000   Foothill/Eastern Corridor Agy CA Toll Rd Rev Cap
          Apprec Rfdg.....................................    *        01/15/30        939,480
  2,500   Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Rfdg (d)........................  0/5.875    01/15/27      2,090,925
  1,000   Glendale, CA Uni Sch Dist Ser C (FSA Insd)......    5.500    09/01/19      1,100,210
  1,000   Huntington Park, CA Pub Fin Auth Lease Rev
          Wastewtr Sys Proj Ser A.........................    6.200    10/01/25      1,043,560
  1,000   Imperial Irr Dist CA Ctf Part Elec Sys Proj (FSA
          Insd)...........................................    5.250    11/01/23      1,081,500
  1,435   Irvine, CA Pub Fac & Infrastructure Auth Assmt
          Rev Ser B (AMBAC Insd)..........................    5.000    09/02/22      1,487,105
  1,500   La Quinta, CA Redev Agy Tax Redev Proj Area No 1
          (AMBAC Insd)....................................    5.125    09/01/32      1,585,755
  3,555   Long Beach, CA Hbr Rev Ser A (AMT) (FGIC
          Insd)...........................................    5.250    05/15/18      3,741,069
  5,000   Long Beach, CA Hbr Rev Ser A Rfdg (AMT) (MBIA
          Insd)...........................................    5.000    05/15/23      5,260,000
  2,000   Long Beach, CA Hbr Rev Ser A Rfdg (AMT) (MBIA
          Insd)...........................................    5.000    05/15/25      2,095,720
  2,000   Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev
          Prop A First Tier Sr Ser C Rfdg (AMBAC Insd)....    5.000    07/01/23      2,120,000
  1,200   Los Angeles Cnty, CA Sch Regionalized Business
          Svc Ctf Part Cap Apprec Pooled Fin Ser A
          (AMBAC Insd)....................................    *        08/01/26        421,620
  2,755   Los Angeles Cnty, CA Sch Ser B (MBIA Insd)......    5.000    11/01/24      2,929,612
  2,000   Los Angeles, CA Cmnty Redev Agy Cmnty Redev Fin
          Auth Rev Bunker Hill Proj Ser A (FSA Insd)......    5.000    12/01/27      2,104,980
  1,900   Los Angeles, CA Ctf Part........................    5.700    02/01/18      1,997,964
  1,000   Los Angeles, CA Ctf Part Sr Sonnenblick Del Rio
          W L. A. (AMBAC Insd)............................    6.000    11/01/19      1,142,290
  1,468   Los Angeles, CA Multi-Family Rev Hsg Earthquake
          Rehab Proj Ser A (AMT) (FNMA Collateralized)....    5.700    12/01/27      1,504,026
    385   Los Angeles, CA Single Family Home Mtg Rev Pgm
          Ser A (AMT) (GNMA Collateralized)...............    6.875    06/01/25        385,158
  1,000   Los Angeles, CA Wtr & Pwr Rev Sys Ser A (MBIA
          Insd)...........................................    5.375    07/01/18      1,097,690
  1,190   Lynwood, CA Util Auth Enterp Rev (FSA Insd)
          (a).............................................    5.000    06/01/25      1,264,911

 8                                             See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON     MATURITY      VALUE
----------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   Mendocino Cnty, CA Ctf Part Cnty Pub Fac Corp
          (MBIA Insd).....................................    5.250%   06/01/30   $  1,064,620
  3,720   Midpeninsula Regl Open Space Dist CA Fin Auth
          Rev (AMBAC Insd) (a)............................    *        08/01/27      1,035,313
  1,710   Modesto, CA Irr Dist Ctf Part Cap Impts Ser A
          (FSA Insd)......................................    5.250    07/01/17      1,866,944
  2,000   Montclair, CA Redev Agy Mobile Home Pk Rev
          Hacienda Mobile Home Pk Proj....................    6.000    11/15/22      2,122,980
  1,000   Moorpark, CA Uni Sch Dist Ser A (Prerefunded @
          08/01/12) (FSA Insd)............................    5.000    08/01/23      1,061,730
  1,110   Mountain View Los Altos, CA Uni High Sch Dist
          Cap Apprec Ser D (FSA Insd) (a).................    *        08/01/24        440,148
  1,730   National City, CA Cmnty Dev Commn Tax Alloc
          National City Redev Proj A (AMBAC Insd) (a).....    5.500    08/01/32      1,902,135
  2,000   Needles, CA Pub Util Auth Util Sys Acquisition
          Proj Ser A......................................    6.500    02/01/22      2,058,280
  1,500   North Orange Cnty, CA Cmnty College Dist Rfdg
          (MBIA Insd).....................................    5.000    08/01/23      1,613,970
  1,330   Novato, CA Uni Sch Dist (FSA Insd)..............    5.000    08/01/27      1,406,116
  1,225   Novato, CA Uni Sch Dist (FSA Insd)..............    5.000    08/01/28      1,293,184
  1,000   Oceanside, CA Cmnty Fac No. 2001-1 Morro Hills
          Dev.............................................    5.500    09/01/34      1,006,090
  1,000   Orange Cnty, CA Wtr Dist Rev Ser B (MBIA
          Insd)...........................................    5.000    08/15/24      1,061,570
  2,000   Oxnard, CA Harbor Dist Rev Ser B................    6.000    08/01/24      2,120,560
    870   Pasadena, CA Spl Tax Cmnty Fac Dist No 1 Civic
          Ctr West (Escrowed to Maturity).................    *        12/01/07        769,619
  1,040   Perris, CA Pub Fin Auth Rev Tax Alloc Ser A
          (MBIA Insd) (a).................................    5.000    10/01/24      1,105,406
  1,000   Perris, CA Pub Fin Auth Rev Tax Alloc Ser A
          (MBIA Insd).....................................    5.000    10/01/31      1,047,800
  1,375   Pittsburg, CA Redev Agy Tax Alloc Los Medanos
          Cmnty Dev Proj (AMBAC Insd).....................    *        08/01/26        485,306
  1,000   Poway, CA Redev Agy Tax Alloc Paguay Redev Proj
          Ser A (MBIA Insd)...............................    5.000    06/15/33      1,041,620
  2,000   Rancho Cordova Cmnty Fac Dist CA Spl Tax No
          2003-1 Sunridge Anatolia........................    6.000    09/01/24      2,062,360
  2,540   Rancho Mirage, CA Redev Agy Tax Alloc Redev Plan
          1984 Proj Ser A-E (MBIA Insd)...................    5.250    04/01/33      2,685,390
  1,800   Redlands, CA Redev Agy Tax Alloc Redev Proj Ser
          A Rfdg (MBIA Insd)..............................    4.750    08/01/21      1,844,856
  1,000   Redondo Beach, CA Pub Fin Auth Rev South Bay Ctr
          Redev Proj......................................    7.000    07/01/16      1,049,670
  4,000   Redwood City, CA Sch Dist (FGIC Insd)...........    5.000    07/15/23      4,246,640
  3,000   Redwood City, CA Sch Dist (FGIC Insd)...........    5.000    07/15/27      3,139,260
  1,000   Richmond, CA Rev YMCA East Bay Proj Rfdg........    7.250    06/01/17      1,038,580

See Notes to Financial Statements                                              9

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON     MATURITY      VALUE
----------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,505   Riverside Cnty, CA Ctf Part Historic Ct Hse Ser
          B Rfdg (FGIC Insd) (a)..........................    5.000%   11/01/23   $  1,605,760
  2,000   Sacramento, CA City Fin Auth City Hall & Redev
          Proj Ser A (FSA Insd)...........................    5.000    12/01/28      2,083,840
  1,750   Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC
          Insd)...........................................    5.000    12/01/33      1,826,265
  2,000   Salinas Vly, CA Solid Waste Auth Rev (AMT)
          (AMBAC Insd)....................................    5.250    08/01/31      2,091,200
  2,500   San Bernardino, CA Redev Agy Tax Alloc San
          Sevaine Redev Proj Ser A........................    7.000    09/01/24      2,701,150
  1,830   San Diego Cnty, CA Ctf Part Edgemoor Proj & Regl
          Sys Rfdg (AMBAC Insd)...........................    5.000    02/01/25      1,942,307
  6,000   San Diego Cnty, CA Wtr Auth Wtr Rev Ctf Part Ser
          B (Inverse Fltg) (Prerefunded @ 04/27/06) (MBIA
          Insd) (e).......................................   10.420    04/08/21      6,642,000
  1,000   San Diego, CA Redev Agy Centre City Redev Proj
          Ser A...........................................    6.400    09/01/25      1,064,690
  1,000   San Francisco, CA City & Cnty Arpt Commn Intl
          Arpt Rev Second Ser Issue 12-A (AMT) (FGIC
          Insd)...........................................    5.800    05/01/21      1,034,550
  1,000   San Francisco, CA City & Cnty Arpt Commn Intl
          Arpt Second Ser 27A Rfdg (AMT) (MBIA Insd)......    5.250    05/01/26      1,041,490
  3,000   San Francisco, CA City & Cnty Arpt Commn Intl
          Arpt Second Ser 27A Rfdg (AMT) (MBIA Insd)......    5.250    05/01/31      3,106,890
  3,115   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone (XLCA Insd) (a)..............    *        07/01/12      2,379,642
  2,130   San Francisco, CA City & Cnty Redev Agy Lease
          Rev George Moscone (XLCA Insd) (a)..............    *        07/01/14      1,469,274
  5,000   San Jose, CA Fin Auth Lease Rev Convention Ctr
          Proj Ser F Rfdg (MBIA Insd).....................    5.000    09/01/17      5,386,900
  2,000   San Leandro, CA Ctf Part Lib & Fire Stations Fin
          (AMBAC Insd)....................................    5.750    11/01/29      2,223,820
  1,000   San Marcos, CA Pub Fac Auth Sub Tax Incrmnt Proj
          Area 3 Ser A....................................    6.750    10/01/30      1,090,980
  1,725   San Mateo, CA Uni High Sch Dist Rfdg (FSA
          Insd)...........................................    5.000    09/01/23      1,846,440
  2,820   Santa Ana, CA Uni Sch Dist (MBIA Insd)..........    5.375    08/01/27      3,070,895
  3,200   Semitropic Impt Dist Semitropic Wtr Storage Dist
          CA Wtr Ser A (XLCA Insd)........................    5.125    12/01/35      3,355,520
  1,005   Simi Vly, CA Cmnty Dev Agy Coml Sycamore Plaza
          II Rfdg (Acquired 7/28/98, Cost $1,005,000)
          (c).............................................    6.000    09/01/12      1,041,773
  1,640   South Tahoe, CA Jt Pwr Fin Auth Rev S Tahoe
          Redev Proj Area 1-A Rfdg (FSA Insd).............    5.000    10/01/29      1,720,983
  5,000   Southern CA Pub Pwr Auth Pwr Proj Rev Multi-
          Projs...........................................    6.750    07/01/12      5,937,050
  1,745   State Center, CA Cmnty Election 2002 Ser A (MBIA
          Insd)...........................................    5.500    08/01/28      1,936,444

 10                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                       COUPON     MATURITY      VALUE
----------------------------------------------------------------------------------------------
          CALIFORNIA (CONTINUED)
$ 1,000   Stockton, CA South Stockton Cmnty Fac Dist Spl
          Tax No 90-1 Rfdg................................    6.400%   09/01/15   $  1,028,680
  6,000   University of CA Rev Hosp UCLA Med Ctr Ser A
          (AMBAC Insd)....................................    5.250    05/15/30      6,398,760
  1,000   Ventura Cnty, CA Cmnty College Ser A (MBIA
          Insd)...........................................    5.500    08/01/23      1,126,670
  2,000   Ventura Cnty, CA Ctf Part Pub Fin Auth I (FSA
          Insd)...........................................    5.250    08/15/15      2,154,860
  1,000   Vista, CA Mobile Home Pk Rev Estrella De Oro
          Mobile Home Ser A (Prerefunded @ 02/01/25)......    5.875    02/01/28      1,089,120
                                                                                  ------------
                                                                                   233,824,734
                                                                                  ------------
          PUERTO RICO  1.3%
  2,000   Puerto Rico Elec Pwr Auth Pwr Rev Ser II (XLCA
          Insd)...........................................    5.375    07/01/17      2,237,360
                                                                                  ------------

          U. S. VIRGIN ISLANDS  2.1%
  1,000   Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A.....................................    6.375    10/01/19      1,140,350
  1,000   Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A.....................................    6.500    10/01/24      1,138,770
  1,000   Virgin Islands Pub Fin Auth Rev Gross Rcpt Taxes
          Ln Nt Ser A (ACA Insd)..........................    6.125    10/01/29      1,119,510
                                                                                  ------------
                                                                                     3,398,630
                                                                                  ------------
TOTAL LONG-TERM INVESTMENTS  144.8%
  (Cost $223,714,101)..........................................................    239,460,724

SHORT-TERM INVESTMENT  0.2%
  (Cost $400,000)..............................................................        400,000
                                                                                  ------------

TOTAL INVESTMENTS  145.0%
  (Cost $224,114,101)..........................................................    239,860,724
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%....................................        645,471
PREFERRED SHARES (INCLUDING ACCRUED DISTRIBUTIONS)  (45.3%)....................    (75,090,624)
                                                                                  ------------

NET ASSETS APPLICABLE TO COMMON SHARES  100.0%.................................   $165,415,571
                                                                                  ============

Percentages are calculated as a percentage of net assets applicable to common shares.

*   Zero coupon bond

(a) The Trust owns 100% of the bond issuance.

(b) Securities purchased on a when-issued or delayed delivery basis.

See Notes to Financial Statements                                             11

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

PORTFOLIO OF INVESTMENTS -- APRIL 30, 2005 (UNAUDITED) continued

(c) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.9% of net assets applicable to common shares.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

Asset Gty--Asset Guaranty Insurance Co.

CIFG--CDC IXIS Financial Guaranty

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FNMA--Federal National Mortgage Association

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

 12                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2005 (Unaudited)

ASSETS:
Total Investments (Cost $224,114,101).......................  $239,860,724
Cash........................................................        78,087
Interest Receivable.........................................     3,043,091
Other.......................................................           666
                                                              ------------
    Total Assets............................................   242,982,568
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,996,800
  Investment Advisory Fee...................................       107,886
  Income Distributions--Common Shares.......................        47,264
  Other Affiliates..........................................         8,097
Trustees' Deferred Compensation and Retirement Plans........       250,717
Accrued Expenses............................................        65,609
                                                              ------------
    Total Liabilities.......................................     2,476,373
Preferred Shares (including accrued distributions)..........    75,090,624
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $165,415,571
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($165,415,571 divided by
  9,686,261 shares outstanding).............................  $      17.08
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,686,261 shares issued and
  outstanding)..............................................  $     96,863
Paid in Surplus.............................................   143,486,280
Net Unrealized Appreciation.................................    15,746,623
Accumulated Net Realized Gain...............................     4,845,649
Accumulated Undistributed Net Investment Income.............     1,240,156
                                                              ------------
NET ASSETS APPLICABLE TO COMMON SHARES......................  $165,415,571
                                                              ============
PREFERRED SHARES ($.01 par value, authorized 100,000,000
  shares, 3,000 issued with liquidation preference of
  $25,000 per share)........................................  $ 75,000,000
                                                              ============
NET ASSETS INCLUDING PREFERRED SHARES.......................  $240,415,571
                                                              ============

See Notes to Financial Statements                                             13

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended April 30, 2005 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 6,579,429
                                                              -----------
EXPENSES:...................................................
Investment Advisory Fee.....................................      654,012
Preferred Share Maintenance.................................      100,386
Trustees' Fees and Related Expenses.........................       22,422
Legal.......................................................       16,362
Custody.....................................................       11,407
Other.......................................................       85,084
                                                              -----------
    Total Expenses..........................................      889,673
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 5,689,756
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 4,845,253
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   20,773,898
  End of the Period.........................................   15,746,623
                                                              -----------
Net Unrealized Depreciation During the Period...............   (5,027,275)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (182,022)
                                                              ===========
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS.....................  $  (668,980)
                                                              ===========
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM
  OPERATIONS................................................  $ 4,838,754
                                                              ===========

 14                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                           APRIL 30, 2005     OCTOBER 31, 2004
                                                          ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $  5,689,756        $ 11,408,764
Net Realized Gain.......................................       4,845,253           2,812,715
Net Unrealized Depreciation During the Period...........      (5,027,275)         (1,204,465)
Distributions to Preferred Shareholders:
  Net Investment Income.................................        (639,355)           (814,738)
  Net Realized Gain.....................................         (29,625)                -0-
                                                            ------------        ------------
Change in Net Assets Applicable to Common Shares from
  Operations............................................       4,838,754          12,202,276
Distributions to Common Shareholders:
  Net Investment Income.................................      (5,114,098)        (10,518,226)
  Net Realized Gain.....................................        (375,809)                -0-
                                                            ------------        ------------

NET CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES
  FROM INVESTMENT ACTIVITIES............................        (651,153)          1,684,050

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment..........................................             -0-              56,158
                                                            ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS APPLICABLE TO
  COMMON SHARES.........................................        (651,153)          1,740,208
NET ASSETS APPLICABLE TO COMMON SHARES:
Beginning of the Period.................................     166,066,724         164,326,516
                                                            ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,240,156 and $1,303,853,
  respectively).........................................    $165,415,571        $166,066,724
                                                            ============        ============

See Notes to Financial Statements                                             15

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  SIX MONTHS
                                                    ENDED
                                                                    YEAR ENDED OCTOBER 31,
                                                                ------------------------------
                                                  APRIL 30,     ------------------------------
                                                     2005        2004       2003      2002 (a)
                                                  --------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.........  $ 17.14      $ 16.97    $ 17.29    $ 17.57
                                                   -------      -------    -------    -------
  Net Investment Income..........................      .59         1.18       1.16       1.19
  Net Realized and Unrealized Gain/Loss..........     (.01)         .16       (.02)      (.10)
  Common Share Equivalent of Distributions Paid
    to Preferred Shareholders:
    Net Investment Income........................     (.07)        (.08)      (.07)      (.08)
    Net Realized Gain............................      -0-*         -0-       (.02)      (.05)
                                                   -------      -------    -------    -------
Total from Investment Operations.................      .51         1.26       1.05        .96
Distributions Paid to Common Shareholders:
    Net Investment Income........................     (.53)       (1.09)     (1.13)     (1.05)
    Net Realized Gain............................     (.04)         -0-       (.24)      (.19)
                                                   -------      -------    -------    -------
NET ASSET VALUE, END OF THE PERIOD...............  $ 17.08      $ 17.14    $ 16.97    $ 17.29
                                                   =======      =======    =======    =======

Common Share Market Price at End of
  the Period.....................................  $ 15.75      $ 16.55    $ 16.45    $ 16.56
Total Return (b).................................   -1.46%**      7.53%      7.69%      8.74%
Net Assets Applicable to Common Shares at End of
  the Period (In millions).......................  $ 165.4      $ 166.1    $ 164.3    $ 167.5
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares (c)................    1.09%        1.22%      1.23%      1.32%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (c).........    6.96%        6.95%      6.79%      6.97%
Portfolio Turnover...............................      14%**        36%        15%        18%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (c)...........................     .75%         .84%       .85%       .91%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).........    6.18%        6.46%      6.37%      6.51%

SENIOR SECURITIES:
Total Preferred Shares Outstanding...............    3,000        3,000      3,000      3,000
Asset Coverage Per Preferred Share (e)...........  $80,169      $80,361    $79,777    $80,823
Involuntary Liquidating Preference Per Preferred
  Share..........................................  $25,000      $25,000    $25,000    $25,000
Average Market Value Per Preferred Share.........  $25,000      $25,000    $25,000    $25,000

*  Amount is less than $ .01

** Non-Annualized

(a)As required, effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for the periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(b)Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated.

(c)Ratios do not reflect the effect of dividend payments to preferred shareholders.

(d)Ratios reflect the effect of dividend payments to preferred shareholders.

(e)Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

                                   TWO MONTHS
                                      ENDED                YEAR ENDED AUGUST 31,
--------------------------------   OCTOBER 31,   -----------------------------------------
      2001      2000      1999        1998         1998       1997       1996       1995
------------------------------------------------------------------------------------------
     $ 16.58   $ 15.78   $ 17.93    $  17.85     $  17.08   $  16.28   $  16.13   $  15.70
     -------   -------   -------    --------     --------   --------   --------   --------
        1.19      1.20      1.20         .20         1.23       1.26       1.26       1.27
        1.08       .82     (1.90)        .09          .85        .90        .23        .52
        (.23)     (.28)     (.21)       (.04)        (.24)      (.25)      (.29)      (.31)
        (.03)      -0-      (.05)        -0-         (.02)      (.02)       -0-        -0-
     -------   -------   -------    --------     --------   --------   --------   --------
        2.01      1.74      (.96)        .25         1.82       1.89       1.20       1.48
        (.91)     (.94)     (.99)       (.17)        (.99)     (1.02)     (1.05)     (1.05)
        (.11)      -0-      (.20)        -0-         (.06)      (.07)       -0-        -0-
     -------   -------   -------    --------     --------   --------   --------   --------
     $ 17.57   $ 16.58   $ 15.78    $  17.93     $  17.85   $  17.08   $  16.28   $  16.13
     =======   =======   =======    ========     ========   ========   ========   ========

       16.40   $ 15.00   $ 15.25    $18.4375     $ 17.875   $16.8125   $ 16.125   $  15.00
     $
      16.59%     4.70%   -11.34%       4.09%**     12.96%     11.45%     14.89%      3.95%
     $ 170.1   $ 160.5   $ 152.8    $  172.9     $  172.0   $  164.4   $  156.7   $  155.2
       1.52%     1.62%     1.56%       1.58%        1.59%      1.61%      1.64%      1.66%
       7.01%     7.66%     7.02%       6.75%        7.02%      7.56%      7.70%      8.24%
         15%       20%       24%          2%**        21%        17%        10%        16%

       1.04%     1.09%     1.07%       1.10%        1.10%      1.10%      1.11%      1.10%
       5.65%     5.85%     5.78%       5.40%        5.63%      6.05%      5.95%      6.22%

       3,000     3,000     3,000       1,500        1,500      1,500      1,500      1,500
     $81,704   $78,510   $75,918    $165,283     $164,687   $159,598   $154,463   $153,465
     $25,000   $25,000   $25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000
     $25,000   $25,000   $25,000    $ 50,000     $ 50,000   $ 50,000   $ 50,000   $ 50,000

See Notes to Financial Statements                                             17

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Quality Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At April 30, 2005, the Trust had $1,996,800 of when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    At April 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $223,906,991
                                                              ============
Gross tax unrealized appreciation...........................  $ 16,028,659
Gross tax unrealized depreciation...........................       (74,926)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 15,953,733
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended October 31, 2004 was as follows:

Distributions paid from:
Ordinary income.............................................  $402
Long-term capital gain......................................   -0-
                                                              ----
                                                              $402
                                                              ====

    As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gains.......................  $405,827

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") provides investment advice and facilities to the Trust for an annual fee payable monthly of .55% of the average daily net assets of the Trust. Effective November 1, 2004, the investment advisory fee was reduced from .60% to .55%.

    For the six months ended April 30, 2005, the Trust recognized expenses of approximately $4,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Trust, of which a trustee of the Trust is a partner of such firm and he and his law firm provide legal services as legal counsel to the Trust.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the six months ended April 30, 2005, the Trust recognized expenses of approximately $20,200 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are also officers of Van Kampen.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $34,200,455 and $34,042,161, respectively.

4. PREFERRED SHARES

The Trust has outstanding 3,000 shares of Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on April 30, 2005 was 2.450% and for the six months then ended rates ranged from 1.500% to 2.450%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemptions if the tests are not met.

5. INDEMNIFICATIONS

The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote

6. TRUST MERGER

On March 18, 2005, the Trustees of California Quality Municipal Trust, California Municipal Trust and Trust for Investment Grade California Municipals ("Target Trusts") announced its intention to merge the Target Trusts into California Value Municipal Income Trust ("Acquiring Trust"). The Trustees of each of the trusts have approved in principal an agreement and plan of reorganization between the trusts providing for a transfer of assets and liabilities of the Target Trusts to the Acquiring Trust in exchange for shares of beneficial interest of the Acquiring Trust (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Trusts. The issuance of additional common shares of the Acquiring Trust is subject to the approval of the shareholders of the Acquiring Trust.

7. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust may invest up to 15% of its net assets in "inverse floating rate obligations." The inverse floating rate obligations in which the Trust may invest are typically created through a division of a fixed-rate municipal obligation into two separate instruments, a

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2005 (UNAUDITED) continued

short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation which the Trust may purchase is the rate the issuer would have paid on the fixed-income obligation, (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or (ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. These securities have varying degrees of liquidity and the market value of such securities generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floating rate obligations typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate security counterpart to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time.

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

DIVIDEND REINVESTMENT PLAN continued

of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a prorata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

                              Van Kampen Funds Inc.
                              Attn: Closed-End Funds
                                2800 Post Oak Blvd.
                                 Houston, TX 77056

VAN KAMPEN CALIFORNIA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES, OFFICERS, AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

MITCHELL M. MERIN
President and Chief Executive Officer

RONALD E. ROBISON
Executive Vice President and
Principal Executive Officer

JOSEPH J. MCALINDEN
Executive Vice President and
Chief Investment Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN

STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

TRANSFER AGENT

EQUISERVE TRUST COMPANY, N.A.
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.
 24

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

    We are required by federal law to provide you with a copy of our Privacy Policy annually.

    The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

    This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

    Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

    We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

    For example:

     -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

     -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

     -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

     -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

     -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

                                                             (continued on back)

VAN KAMPEN

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY continued

         your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

Copyright (C)2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC.
VQC SAR 6/05 RN05-01314P-Y04/05
                                                   (VAN KAMPEN INVESTMENTS LOGO)

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)  Code of Ethics - Not applicable for semi-annual reports.

(b)(1) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(b)(2) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen California Quality Municipal Trust

By:   /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
   -----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: June 16, 2005

By:  /s/ James W. Garrett
   ----------------------
Name: James W. Garrett
Title: Principal Financial Officer
Date: June 16, 2005